THIRD AMENDMENT TO NOTE

Loan # R1036

This Third Amendment to Note (this “Third Amendment”), dated effective as of December 23, 2022 (the “Effective Date”), is entered into by and between S&W Seed Company, a Nevada corporation (“Borrower”), and Rooster Capital LLC, a Delaware limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower executed a promissory note dated November 30, 2017, in the original principal amount of $10,400,000.00 payable to Conterra Agricultural Capital, LLC (the “Note”), and subsequently endorsed to Lender, which is secured by a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated November 30, 2017 (the “Security Instrument”), and recorded on (i) December 4, 2017, as Instrument No. 2017-0156048-00 in the land records of Fresno County, California, as affected by Corrective Assignment of Deed of Trust dated December 1, 2017, and recorded on March 2, 2020, as Instrument No. 2020-0026497 in the land records of Fresno County, California , and (ii) December 4, 2017, as Instrument No. 2017-052694 in the land records of Canyon County, Idaho as affected by a Corrective Assignment of Deed of Trust dated November 5, 2019 and recorded on February 18, 2020 as Instrument No.2020-009002 in the land records of Canyon County, Idaho.

WHEREAS, on or around December 24, 2019, an Amendment to Note (the “First Amendment”) was entered into by Borrower and Lender, whereby the Maturity Date of the Note was extended to November 30, 2022.

WHERAS, on or around September 22, 2022, a Second Amendment to Note (the “Second Amendment”) was entered into by Borrower and Lender, whereby the Maturity Date of the Note was extended to December 23, 2022.

WHEREAS, Lender is the current holder of the Note and the Security Instrument.

WHEREAS, Borrower has requested to extend the Maturity Date of the Note to March 1, 2023, and Lender has approved Borrower’s request subject to the terms and requirements set forth in this Third Amendment.

NOW THEREFORE, for the reason set forth above and for other good and valuable consideration, the sufficiency of which is acknowledged, Borrower and Lender (each a “Party” and collectively, the “Parties”) hereby agree as follows:

AGREEMENT

1.
Amendment to Note

The Parties agree that the recitals set forth above are true and accurate and are hereby incorporated in and made a part of this Third Amendment. The Note is hereby amended by the following:

a.
Section 2 of the Note is hereby deleted in its entirety and replaced with the following:

2.
INTEREST

Prior to default, interest will be charged on unpaid Principal until the full amount of Principal has been paid. Borrower will pay interest at a yearly rate of 9.25% as of the Effective Date.

After and during the continuance of any default, interest will be charged on unpaid Principal at the interest rate stated in Section 8 of this Note.

Third Amendment to Note

b. Section 3(A) of the Note is hereby deleted in its entirety and replaced with the following:

(A) Time and Amount of Payments

1 interest only payment due and payable on January 1, 2018, with interest calculated from the date of closing on the unpaid Principal balance of the Note at 7.5% per annum; 4 consecutive semi-annual Principal and interest payments of

$515,710.54 each, beginning July 1, 2018; 6 consecutive semi-annual Principal and interest payments of $454,185.24 each, beginning July 1, 2020; and a final payment due and payable March 1, 2023 (which is called the “Maturity Date”), in an amount equal to all remaining Principal and all accrued unpaid interest, plus any applicable costs and expenses.

2.
Lender’s fee and Other Expenses

In consideration for Lender entering into this Third Amendment, Borrower shall pay to Lender upon entering into this Third Amendment: (i) an extension fee in the amount of $50,000.00, and (ii) a servicing fee in the amount of $750.00. As further consideration for Lender entering into this Third Amendment, Borrower shall pay to Lender upon entering into this Third Amendment any additional costs and expenses incurred by Lender in connection with this Third Amendment, including without limitation attorneys’ fees and costs.

3.
Terms of Note

Capitalized terms used in this Third Amendment that are not defined shall have the meaning assigned to such terms in the Note, First Amendment, and Second Amendment. Except as set forth in this Third Amendment, all of the provisions of the Note, First Amendment, and Second Amendment shall remain unchanged, shall continue in full force and effect, and are hereby ratified and confirmed in all respects by the Parties.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have executed this Third Amendment as of the day and date first written above.

BORROWER:

S&W SEED COMPANY,

a Nevada corporation

By: /s/ Elizabeth Horton Elizabeth E. Horton

Its: Chief Financial Officer

Third Amendment to Note

LENDER:

ROOSTER CAPITAL LLC,

a Delaware limited liability company

By: Conterra Holdings, LLC Its: Administrative Member

By: /s/ Mark A. Smith Mark A. Smith

Its: COO & General Counsel